Exhibit 10.1

THIRD AMENDMENT TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated and effective as of November 29, 2006 (the “Amendment Effective Date”), which amends that certain Second Amended and Restated Credit Agreement dated as of March 30, 2006, as amended by the First Amendment to the Second Amended and Restated Credit Agreement dated as of May 2, 2006 and the Second Amendment to Second Amended and Restated Credit Agreement dated as of October 25, 2006, by and among VENOCO, INC., a Delaware corporation (the “Company”), the Guarantors, each of the Lenders party thereto, BANK OF MONTREAL, a Canadian chartered bank acting through certain of its U.S. branches or agencies, as Administrative Agent (in such capacity, the “Administrative Agent”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, and LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agents and FORTIS CAPITAL CORP., as Documentation Agent (as in effect immediately prior to the Amendment Effective Date, the “Credit Agreement”), is by and among the Company, the Guarantors, each of the Lenders party hereto and the Administrative Agent.

WHEREAS, the Company has requested that the Credit Agreement be amended to make certain changes to the Credit Agreement on the terms and conditions set forth in this Amendment; and

WHEREAS, all of the Lenders have agreed to such amendments subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.               Defined Terms; Interpretation.

(a)           Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

(b)           The rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated in this Amendment as if set forth herein.

Section 2.               Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The following new definitions are hereby inserted into the Credit Agreement in the appropriate alphabetical order:

“Denbury” means Denbury Onshore, LLC, a Delaware limited liability company, and its successors and assigns.

“Denbury Option” means the “Option to Purchase”, as such term is defined in the Denbury Option Agreement.

“Denbury Option Agreement” means the Option Agreement by and between TexCal South, as Optionor, and Denbury, as Optionee, dated November 1, 2006, a copy of which (without Exhibits and Schedules) is filed under cover of the Company’s Current Report on Form 8-K dated November 8, 2006, filed with the SEC on November 9, 2006.

“Denbury Option Payments” mean the aggregate amount of cash received by TexCal South pursuant to Section 2.3 of the Denbury Option Agreement in consideration for the initial term of the Denbury Option.

“Hastings Assets” means the “Assets”, as such term is defined in the Denbury Option Agreement.

“Hastings Borrowing Base Assets” means such of the Hastings Assets as comprise a portion of the Borrowing Base at the relevant time.  As of the Amendment Effective Date, the Hastings Borrowing Base Assets are composed of the Oil and Gas Properties and all categories of associated reserves identified as the “Hastings”, “Hastings East” and “Hastings West” Fields in the Reserve Report dated as of July 31, 2006 prepared by DeGolyer & MacNaughton.

“Hastings Borrowing Base Assets Value” means at the particular time in question, the Borrowing Base value of the Hastings Assets as determined pursuant to Section 2.6(g).

“Option Closing Date” means the “Closing Date” as such term is defined in the Denbury Option Agreement.

“TexCal South” means TexCal Energy South Texas L.P., a Texas limited partnership, which is a Guarantor.

(b)           Section 2.6 of the Credit Agreement is hereby amended by adding a new subsection (g) as follows:

“(g)         Hastings Borrowing Base Assets Value.  In addition, the Administrative Agent shall, contemporaneously with each redetermination of the Borrowing Base pursuant to Section 2.6(b) and Section 2.6(c) commencing with the Semi-Annual Proposed Borrowing Base to be determined as of July 1, 2008, determine (in the same manner and subject to the same approvals as prescribed in Section 2.6(b) for the redetermination of the Borrowing Base) the value attributable to the Hastings Borrowing Base Assets for purposes of each redetermined Borrowing Base.  The Administrative Agent shall notify the Company of the resulting Hastings Borrowing Base Assets Value at the same time notice is given of the related redetermined Borrowing Base.”

(c)           Section 2.6(f)(ii) of the Credit Agreement is hereby amended by replacing the phrase “Section 8.2(f) or Section 8.2(i),” contained therein with the phrase “any of Sections 8.2(f), 8.2(i) or 8.2(j)”.

(d)           Section 2.6(f)(iii) of the Credit Agreement is hereby amended by replacing the phrase “Section 8.2(f) or Section 8.2(i),” contained therein each time when it appears with the phrase “any of Sections 8.2(f), 8.2(i) or 8.2(j)”.

(e)           Section 8.2 of the Credit Agreement is hereby amended by (1) deleting the word “or” at the end of clause (h) thereof and (2) inserting at the end of clause (i) thereof, immediately prior to the period, the following:

“; or

(j) (i) the grant of the Denbury Option pursuant to the Denbury Option Agreement and (ii) the Disposition pursuant to the Denbury Option Agreement of the Hastings Assets on an Option Closing Date at any time after November 1, 2008; provided, however, that any such Disposition shall immediately and automatically, and without the need for further act or evidence, reduce the Borrowing Base by the Hastings Borrowing Base Assets Value and any resulting Deficiency shall be immediately cured by the Company pursuant to Section 2.6(f)(ii).”

(f)            Section 8.2(f) of the Credit Agreement is hereby amended by inserting the phrase “and the Hastings Assets” following “the Non-Hastings Texas Oil and Gas Properties” in the first line thereof.

(g)           Section 8.4(h) is hereby amended and restated to read in its entirety as follows:

“(h) acquisitions of proved Hydrocarbon Interests and related assets; provided, however, that, prior to a Qualifying IPO, acquisitions of proved Hydrocarbon Interests and related assets shall not exceed, in the aggregate for the Company and the Guarantors, $30,000,000 during the fiscal quarter ending December 31, 2006 and during each calendar year (commencing January 1, 2007) the lesser of (x) the difference between (1) the sum of (A) the aggregate Net Cash Proceeds received subsequent to the date hereof of permitted Dispositions of Oil and Gas Properties plus (B) the Denbury Option Payments, and (2) the aggregate purchase prices paid subsequent to the date hereof for acquisitions permitted by this Section 8.4(h) and (y) $15,000,000.”

(h)           Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.25:

“8.25       Limitation on Amendments to Denbury Option Agreement.  The Company shall not, directly or indirectly:

(a) (i) amend, supplement or otherwise modify any material term or condition (pursuant to a waiver granted by or to such Person or otherwise) of the Denbury

Option Agreement or (ii) fail to enforce strictly the terms and conditions of the Denbury Option Agreement, or the indemnities and rights furnished to the Company or any of its Subsidiaries pursuant thereto such that after giving effect to any such amendment, supplement or modification, or any such failure to enforce, the Denbury Option Agreement or such indemnities or rights shall be materially less favorable to the interests of the Company, the Loan Parties or the Lenders with respect thereto; or

(b)           otherwise amend, supplement or otherwise modify or fail to enforce the terms and conditions of the Denbury Option Agreement except to the extent that any such amendment, supplement or modification or failure to enforce could not reasonably be expected to have a Material Adverse Effect.”

(i)            Section 11.27(a) of the Credit Agreement is amended by adding as the new last sentence thereof the following:

“With respect to any Disposition of the Hastings Assets permitted under Section 8.2(j), the Administrative Agent’s security interest in the related Collateral comprised of (i) the reserved overriding royalty interest referred to in Section 1.29(a) of the Denbury Option Agreement, (ii) the Reversionary Interest (as defined in the Denbury Option Agreement) and, if applicable, (iii) the Volumetric Production Payment (as defined in the Denbury Option Agreement) shall not be released.”

Section 3.               Amendment and Ratification.  Upon the effectiveness hereof as provided in Section 4 of this Amendment, this Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect.  Except as expressly provided by the amendments set forth in Section 2 of this Amendment, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of any Lender or any Agent, nor constitute a waiver of any provision of any of the Loan Documents.  All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

Section 4.               Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the condition that, on or before the Amendment Effective Date, the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and in sufficient copies for each Lender:

(a)           Amendment.  This Amendment, duly executed and delivered by each of the Company and the Guarantors;

(b)           Resolutions; Incumbency; Organization Documents.  (i) Resolutions of the board of directors of the Company and members or the board of directors of each Guarantor or its general partner, as applicable, authorizing this Amendment, certified as of the Amendment Effective Date by the Secretary or an Assistant Secretary of such Person; (ii) certificates of the Secretary of the Company and the Secretary of each Guarantor certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, this Amendment; and (iii) the Organization Documents of the Company and of each Guarantor as in effect on the Amendment Effective Date, certified by the Secretary or Assistant Secretary of the such Person as of the Amendment Effective Date;

(c)           Payment of Fees.  Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to the Credit Agreement or this Amendment, in each case to the extent then due and payable at the Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.8 and 11.4 of the Credit Agreement;

(d)           Certificate.  A certificate signed by a Responsible Officer, dated as of the Amendment Effective Date, stating that (i) the representations and warranties contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date; (ii) no litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect; and (iii) there has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2004; and

(e)           Other Documents.  Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may reasonably request.

Section 5.               Representations and Warranties.  The Company and each Guarantor each hereby represent and warrant that, as of the Amendment Effective Date, after giving effect to this Amendment:

(a)           Bring-Down of Representations and Warranties.  The representations and warranties of the Company and each Guarantor contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date.

(b)           No Litigation.  No litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect.

(c)           No Material Adverse Effect.  There has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2004.

(d)           No Default or Event of Default.  No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

Section 6.               Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.               Costs and Expenses.   The Company shall pay all reasonable costs and expenses incurred by the Administrative Agent or any other Agent, the Lenders or any of their Affiliates in connection with the development, preparation, administration and execution of this Amendment, including Attorney Costs incurred by any such Person with respect thereto.

Section 8.               Counterparts.  This Amendment may be executed in any number of separate counterparts, no one of which need be signed by all parties; each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.  A fully executed counterpart of this Amendment by facsimile signatures shall be binding upon the parties hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Second Amended and Restated Credit Agreement be duly executed and delivered by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Effective Date.

COMPANY:

VENOCO, INC.

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

GUARANTORS:

WHITTIER PIPELINE CORPORATION

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
President

BMC, LTD.

By: Venoco, Inc., General Partner

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY (LP) LLC

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY (GP) LLC

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

Venoco Third Amendment Signature Page

GUARANTORS:

TEXCAL ENERGY NORTH CAL L.P.

By:	TEXCAL ENERGY (GP) LLC,
as general partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY SOUTH CAL L.P.

By:	TEXCAL ENERGY (GP) LLC,
as general partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY SOUTH TEXAS L.P.

By:	TEXCAL ENERGY (GP) LLC,
as general partner

	By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

Address for Notice to the Company and the Guarantors: Principal Place of Business and Chief Executive Office:

370 17th Street, Suite 2950 Denver, Colorado 80202-1370 Attention: Chief Financial Officer Facsimile No.: (303) 626-8315

Venoco Third Amendment Signature Page

ADMINISTRATIVE AGENT AND A LENDER:

BANK OF MONTREAL, acting through its U.S. branches and agencies, including its Chicago, Illinois branch, as Administrative Agent and as a Lender

By:	/s/ Joseph A. Bliss
Joseph A. Bliss
Director

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CO-SYNDICATION AGENT AND A LENDER

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Vice President

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Associate

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CO-SYNDICATION AGENT AND A LENDER

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Maria M. Lund
Name: Maria M. Lund
Title: Authorized signatory

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DOCUMENTATION AGENT AND A LENDER

FORTIS CAPITAL CORP.

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Senior Vice President

By:	/s/ Deirdre Sanborn
Name: Deirdre Sanborn
Title: Senior Vice President

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A LENDER

ALLIED IRISH BANKS P.L.C.

By:	/s/ Mark Connelly
Name: Mark Connelly
Title: Senior Vice President

By:	/s/ David O’Driscoll
Name: David O’Driscoll
Title: Assistant Vice President

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A LENDER

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Chris R. Petersen
Name: Chris R. Petersen
Title: Banking Officer

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A LENDER

CITIBANK TEXAS, N.A.

By:	/s/ Thomas Benavides
Name: Thomas Benavides
Title: Vice President

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A LENDER

THE BANK OF NOVA SCOTIA

By:	/s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

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A LENDER

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kimberly Coll
Name: Kimberly Coll
Title: Vice President

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A LENDER

BANK OF OKLAHOMA,
NATIONAL ASSOCIATION

By:	/s/ Monica Morton
Name: Monica Morton
Title: Commerical Banking Officer

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